EXHIBIT 99.2  Earnings Release Supplement  Fourth Quarter 2023

Citizens Community Bancorp, Inc.  Table of Contents  Cautionary Notes and Additional Disclosures  Deposit Composition  Commercial Deposit Concentrations  Top 100 Depositors  Liquidity  Non‐Owner Occupied CRE  Owner Occupied CRE  Multi‐family  Commercial & Industrial Loans  Construction & Development Loans  Agricultural Real Estate & Operating Loans  Hotel Loans  Restaurant Loans  Campground Loans  Office Loans  Credit Quality/Risk Rating Descriptions  Loans by Risk Rating as of December 31, 2023  Loans by Risk Rating as of September 30, 2023  Loans by Risk Rating as of December 31, 2022  Allowance for Credit Losses – Loans  Allowance for Credit Losses – Unfunded  Commitments  Delinquency as of December 31, 2023 and  September 30, 2023  Delinquency as of June 30, 2023 and December  31, 2022  Nonaccrual Loans Roll forward  Other Real Estate Owned Roll forward  Page(s)  2  3  4  5  6  7  8  9  10  11  12  13  14  15  16  17  18  18  19  20  20  21  22  23  23  Investments – Amortized Cost and Fair Value  Investments – Credit Ratings  Earnings Per Share  Economic Value of Equity  Net Interest Income Over One Year Horizon  Selected Capital Composition Highlights – Bank  and Company  Fair Value Accounting and Fair Value Table  Page(s)  24  24  25  26  26  27  28  1

Cautionary Notes and Additional Disclosures DATES AND PERIODS PRESENTED In this earnings release financial supplement, unless otherwise noted, “20YY” refers to either the corresponding fiscal year-end date or the corresponding 12-months (i.e. fiscal year) then ended. “MMM-YY” refers to either the corresponding quarter-end date, or the corresponding three-month period then ended. CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS This earnings release financial supplement may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, descriptions of the financial condition, results of operations, asset and credit quality trends, profitability, projected earnings, future plans, strategies and expectations of Citizens Community Bancorp, Inc. (“CZWI” or the “Company”) and its subsidiary, Citizens Community Federal, National Association (“CCFBank”). The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and is including this statement for purposes of complying with those safe harbor provisions. Forward-looking statements, which are based on certain assumptions of the Company, are generally identifiable by use of the words “believe,” “expect,” “estimates,” “intend,” “anticipate,” “estimate,” “project,” “on pace,” “seek,” “target,” “potential,” “focus,” “may,” “preliminary,” “could,” “should” or similar expressions. These forward-looking statements express management’s current expectations or forecasts of future events, and by their nature, are subject to risks and uncertainties. Therefore, there are a number of factors that might cause actual results to differ materially from those in such statements. These uncertainties include conditions in the financial markets and economic conditions generally; adverse impacts to the Company or CCFBank arising from the COVID-19 pandemic; acts of terrorism and political or military actions by the United States or other governments; the possibility of a deterioration in the residential real estate markets; interest rate risk; lending risk; higher lending risks associated with our commercial and agricultural banking activities; the sufficiency of credit allowances; changes in the fair value or ratings downgrades of our securities; competitive pressures among depository and other financial institutions; disintermediation risk; our ability to maintain our reputation; our ability to maintain or increase our market share; our ability to realize the benefits of net deferred tax assets; our inability to obtain needed liquidity; our ability to raise capital needed to fund growth or meet regulatory requirements; our ability to attract and retain key personnel; our ability to keep pace with technological change; prevalence of fraud and other financial crimes; cybersecurity risks; the possibility that our internal controls and procedures could fail or be circumvented; our ability to successfully execute our acquisition growth strategy; risks posed by acquisitions and other expansion opportunities, including difficulties and delays in integrating the acquired business operations or fully realizing the cost savings and other benefits; restrictions on our ability to pay dividends; the potential volatility of our stock price; accounting standards for credit losses; legislative or regulatory changes or actions, or significant litigation, adversely affecting the Company or CCFBank; public company reporting obligations; changes in federal or state tax laws; and changes in accounting principles, policies or guidelines and their impact on financial performance. Stockholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. Such uncertainties and other risks that may affect the Company's performance are discussed further in Part I, Item 1A, “Risk Factors,” in the Company’s Form 10-K, for the year ended December 31, 2022, filed with the Securities and Exchange Commission (“SEC”) on March 7, 2023, in the Company’s Forms 10-Q, for the quarters ended March 31, 2023, June 30, 2023 and September 30, 2023 filed with the Securities and Exchange Commission (“SEC”) on May 4, 2023, August 3, 2023 and November 3, 2023, respectively, and the Company's subsequent filings with the SEC. The Company undertakes no obligation to make any revisions to the forward-looking statements contained herein or to update them to reflect events or circumstances occurring after the date hereof. NON-GAAP FINANCIAL MEASURES This earnings release financial supplement contains non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Non-GAAP financial measures referred to herein include net income as adjusted, return on average equity as adjusted, and return on average assets as adjusted. Reconciliations of all non-GAAP financial measures used herein to the comparable GAAP financial measures in the appendix at the end of this presentation. 2

Deposit Composition December 31, 2023 Average Account Size (In Thousands) Type Amount Retail $15 Commercial $78 Public $395 $1.52 Billion 82% of deposits insured or collateralized Top 10 Depositors Rank % of Deposits Industry Coverage Beyond FDIC(1) 1 2.2% Public Administration ICS 2 1.8% Educational Services ICS 3 1.7% Health Care ICS 4 1.2% Public Administration Collateralized 5 1.1% Public Administration Collateralized 6 1.1% Public Administration Collateralized 7 0.9% Public Administration Collateralized 8 0.7% Construction None 9 0.6% Public Administration Collateralized 10 0.6% Public Administration Collateralized (1) Coverage by ICS and private insurance may not cover entire balance 3

Commercial Deposit Concentrations December 31, 2023 Source: Internal Company Documents Diverse commercial deposit base with no industry concentration over 12% 4

Top 100 Depositors December 31, 2023 $399 Million 5

Liquidity December 31, 2023 $674 Million 6

Citizens Community Bancorp Inc.

Non – Owner Occupied CRE

Non – Owner Occupied CRE
As of 12/31/23


2%
3%
3%
5%
6%
11%
13%
18%
19%
20%
CRE - Campground
Investor Residential
Hotel
CRE - Senior Living
CRE - Retail
CRE - Office
CRE - Industrial/Manufacturing
CRE - Warehouse/Mini Storage
CRE - Mixed Use
Other

By Geography
As of 12/31/23


20%
26%
54%
Wisconsin
Minnesota
Other

Portfolio Characteristics - Non-Owner Occupied CRE		
As of	12/31/2023	9/30/2023
Loan Balance Outstanding In Millions	$522	$523
Number of Loans	786	786
Average Loan Size In Thousands	$664	$665
Approximate Weighted Average LTV	55%	56%
Weighted Average Seasoning In Months	36	34
Trailing 12 Month Net Charge-Offs	0.00%	0.00%
Criticized Loans Millions	$23.0	$20.0
Criticized Loans as a Percent of Total	4.5%	3.8%

Portfolio Fundamentals

- Typically, well seasoned investors with multiple projects, track record of success and personal financial strength (Net Worth/Liquidity)
- Maximum LTV =<80% with recourse to owners with >20% interest
- Term of 5-10 years with 20 to 25-year amortizations depending on property type, markets and strength and liquidity of sponsors
- Minimum DSC and/or Global DSC covenant required to monitor performance ranging from 1.15x-1.25x
- Conservative underwriting approach emphasizing actual results or market data
- Appropriate use of SBA 504/7a for lower cash injection or special use projects

7

22% 20% 18% 12% 11% 4% 13% CRE Warehouse/Mini Storage CRE Restaurant CRE Industrial/Manufacturing CRE Retail CRE Mixed Use CRE Office Other Owner Occupied CRE As of 12/31/23 Portfolio Fundamentals 79% 16% 5% Wisconsin Minnesota Other By Geography As of 12/31/23 • Underwritten to <80% LTV based on appraised value (<75% for Restaurant) • Term of 5-10 years with 20-year amortization • Recourse to owners with greater than 20% interest • DSC covenant of 1.25x on project and/or Global DSC of 1.15x • Appropriate use of SBA 504/7a for lower cash injection or special use projects • By Geography “Other” segment includes borrowers with warm climates, no income tax states Owner Occupied CRE 12/31/2023 9/30/2023 $229 $227 373 385 $614 $524 Approximate Weighted Average LTV 54% 53% 35 33 Trailing 12 Month Net Charge-Offs 0.00% 0.00% $1.0 $1.0 0.6% 0.4%Criticized Loans as a Precent of Total Weighted Average Seasoning In Months Criticized Loans In Millions Portfolio Characteristics - Owner Occupied CRE Loan Balance Outstanding In Millions Number of Loans Average Loan Size In Thousands As of 8

Portfolio Fundamentals 63% 35% 2% Wisconsin Minnesota Other By Geography As of 12/31/23 2% 22% 42% 20% 4% 7% 3% 2023 2022 2021 2020 2019 2018 Prior By Vintage As of 12/31/23 • Robust housing markets in Eau Claire and Mankato markets supported by student populations at state universities, technical colleges, and growing population and job markets • Multi-family sponsors experienced owners with multi-project portfolios • Typically underwritten to 75% LTV based on appraised value with recourse; metro markets and/or strong sponsors may warrant up to 80% LTV • Generally, term of 5-10 years with 20 to 25-year amortization (varies by new versus existing, size of market and sponsor strength) • Covenant for minimum DSC/Global DSC Multi-family 12/31/2023 9/30/2023 $228 $219 131 126 $1.74 $1.74 62% 63% Weighted Average Seasoning In Months 33 30 0% 0% $0.0 $0.0 0.0% 0.0%Criticized Loans as a Percent of Total Approximate Weighted Average LTV Trailing 12 Month Net Charge-Offs Criticized Loans in Millions Portfolio Characteristics - Multi-family Loan Balance Outstanding In Millions Number of Loans Average Loan Size In Millions As of 9

Citizens Community Bancorp Inc.

Commercial & Industrial Loans

Commercial & Industrial As of 12/31/23



21%
16%
12%
8%
7%
7%
5%
5%
3%
3%
3%
10%
Finance and Insurance
Manufacturing
Transportation and Warehousing
Wholesale Trade
Construction
Public Admin
Administrative Support
Real Estate, Rental and Leasing
Agriculture
Retail Trade
Education Services
Other

By Geography As of 12/31/23



93%
6%
1%
Wisconsin
Minnesota
Other

Portfolio Characteristics - Commercial & Industrial

As of	12/31/2023	9/30/2023
Loan Balance In Millions	$122	$121
Number of Loans	637	653
Average Loan Size In Thousands	$191	$185
Weighted Average Seasoning In Months	28	27
Trailing 12 Month Net Charge-Offs	0.02%	0.02%
Committed Line, if collateral In Millions	$62	$79
Criticized Loans In Millions	$2.0	$3.0
Criticized Loans as a Precent of Total	1.8%	2.5%

Portfolio Fundamentals

- Highly diversified, secured loan portfolio underwritten with recourse
- Lines of credit reviewed annually and may have borrowing base certificates governing line usage
- Fixed asset LTV's based on age and type of equipment; <5-year amortization
- Use of SBA Guaranty Program (Preferred Lender or General Processing) as appropriate
- "Retail Trade" segment consists of Farm Supply, Franchised Hardware, Franchised Auto Parts, Franchised and Non-franchised Auto Dealers and Repair Shops, Convenience Stores/Gas Stations

10

Citizens Community Bancorp Inc.

Construction & Development Loans

Commercial & Development As of 12/31/23



35%
22%
21%
8%
7%
4%
1%
2%
Campgrounds
Multi-Family
1-4 Family
Retail
Land
Hospitality
Warehouse/Mini Storage
Other

By Geography As of 12/31/23



34%
15%
11%
10%
8%
8%
6%
4%
4%
Wisconsin
Minnesota
South Dakota
Illinois
Utah
Florida
Ohio
Colorado
Tennessee

Portfolio Characteristics - Construction & Development		
As of	12/31/2023	9/30/2023
Loan Balance Outstanding In Millions	$111	$110
Number of Loans	117	113
Average Loan Size In Millions	$1.0	$1.0
Approximate Weighted Average LTV	64%	63%
Trailing 12 Month Net Charge-Offs	0.00%	0.00%
Percent Utilized of Commitments	66%	60%
Criticized Loans in Millions	$0.3	$0.2
Criticized Loans as a Percent of Total	0.3%	0.2%

Portfolio Fundamentals

- Underwritten to 75-80% LTV based on lesser of cost or appraised value with full recourse
- Interest only typically up to 18 months (depending on project complexity and seasonal timing) followed by amortization of 15-25 years (terms vary by property type)
- Borrower equity contribution of cash/land value =>15% injected at the beginning of project (cash/land contribution)
- Construction loans require 3rd party inspections and title company draws after balancing to sworn construction statement
- 1-4 residential construction centered in eastern Twin Cities and Northwest Wisconsin. Generally, 80% LTC /60%-80% of AV. Spec building capped. Progress reporting monthly by individual home

11

34% 25% 19% 22% Crop Other Farming Dairy Other Agricultural As of 12/31/23 Portfolio Fundamentals 79% 19% 2% Wisconsin Minnesota Other By Geography As of 12/31/23 • Producers required to have marketing plans to mitigate volatility of commodities • Appropriate crop/revenue insurance and/or dairy margin protection required • Maximum ag RE LTV of less than 65%; equipment LTV of less than 75% • Appropriate structuring to separate crop production cycles and to match length of loan with asset financed • Use of Farmer Mac, FSA, SBA or USDA programs to address DSC, collateral margins or working capital • Operating and ag loan relationships are typically cross collateralized Agricultural Real Estate & Operating Loans 12/31/2023 9/30/2023 $109 $109 482 483 $226 $226 35 33 -0.43% -0.20% Criticized Loans in Millions $7.8 $9.5 7.2% 8.7%Criticized Loans as a Percent of Total Weighted Average Seasoning In Months Trailing 12 Month Net Charge-Offs Portfolio Characteristics - Agricultural Loan Balance Outstanding In Millions Number of Loans Average Loan Size In Thousands As of 12

59%25% 16% Limited Service Full Service Other Hotels As of 12/31/23 Portfolio Fundamentals 46% 39% 15% Minnesota Wisconsin Illinois By Geography As of 12/31/23 • Mainly experienced multi project hoteliers and guarantors with strong personal financial statements (net worth and liquidity) • Mainly flagged/franchised limited stay properties • Underwriting consistent with management's conservative approach to Investor CRE, emphasizing actual results in underwriting Hotel Loans 12/31/2023 9/30/2023 $97 $94 25 24 $3.9 $3.9 55% 60% 0.00% 0.00% Criticized Loans in Millions $5.2 $5.4 5.4% 5.8%Criticized Loans as a Precent of Total As of Number of Loans Trailing 12 Month Net Charge Offs Portfolio Characteristics - Hotels Loan Balance Outstanding In Millions Average Loan Size In Millions Approximate Weighted Average LTV 13

69% 18% 5% 4% 4% Culver's - Limited Service Restaurants Other National Limited Services Drinking Establishments Other Restaurants As of 12/31/23 Portfolio Fundamentals 51% 30% 19% Wisconsin Minnesota Other By Geography As of 12/31/23 • Experienced developers/operators of national Limited /Quick Service brands (Culver’s, Subway, Dairy Queen, McDonalds, Jimmy John’s, A&W) • Underwritten to =<80% LTV with full recourse (depending on sponsor history); 20-year amortization with 5 to 10-year terms • Use of SBA Guaranty Program (Preferred Lender or General Processing) as appropriate • Drinking establishments may have other collateral pledged and tend to be in smaller communities in our footprint • Lessors of RE include investor and owner-occupied structure Restaurant Loans 12/31/2023 9/30/2023 $52 $52 74 72 $709 $721 48% 49% 0.00% 0.00% Criticized Loans In Millions $0.6 $0.7 1.2% 1.3%Criticized Loans as a Percent of Total Portfolio Characteristics - Restaurants As of Trailing 12 Month Net Charge-Offs Loan Balance Outstanding In Millions Number of Loans Average Loan Size In Thousands Approximate Weighted Average LTV 14

25% 18% 25% 23% 3%2% 4% 2023 2022 2021 2020 2017 2016 Prior By Vintage As 12/31/23 Portfolio Fundamentals 20% 12% 12% 10%8% 7% 6% 3% 3% 3% 4% 12% Wisconsin Utah Alabama Ohio Illinois Maryland Pennsylvania Kentucky New York North Carolina Tennessee Other By Geography As of 12/31/23 • Experienced multi-unit operators and owner-occupied franchised campgrounds (typically Jellystone Park) • Grounds offer a mix of camping, RV and cabin options with recreational amenities • Park locations within reasonable proximity of metropolitan areas and/or near national and state parks • Underwritten with recourse generally with 5-10 year terms and 20 year amortization • Use of SBA 7a and 504, or other government guaranteed loan programs as appropriate • 20+ years of history through CCF acquisition with no charge-off history Campground Loans 12/31/2023 9/30/2023 $132 $123 56 53 $2.4 $2.3 49% 48% 28 26 0.00% 0.00% $0.0 $0.0 Criticized Loans as a Percent of Total 0.0% 0.0% Portfolio Characteristics - Campgrounds As of Weighted Average Seasoning in Months Criticized Loans in Millions Loan Balance Outstanding In Millions Number of Loans Average Loan Size In Millions Approximate Weighted Average LTV Trailing 12 Month Net Charge-Offs 15

1% 33% 4%34% 28% 2023 2024 2025 2026 2027 & Beyond Maturity or Next Repricing Date As of 12/31/23 Portfolio Fundamentals 59%35% 6% Wisconsin Minnesota Other By Geography As of 12/31/23 • Properties financed are generally in Wisconsin and Minnesota and 98% of properties are located outside of large cities • Projects underwritten with 5-10 year term, up to 20 year amortization, and less than 80% LTV • Loans are with recourse to the sponsor/owner(s) • Buildings are mostly single level buildings and no more than three floors high • Tenants centered in medical, insurance, professional services and government Office Loans 12/31/2023 9/30/2023 $40 $41 70 74 $574 $552 64% 64% 38 35 0.00% 0.00% $0.0 $0.0 0.0% 0.0%Criticized Loans as a Percent of Total Portfolio Characteristics - Office As of Weighted Average Seasoning in Months Criticized Loans in Millions Loan Balance Outstanding In Millions Number of Loans Average Loan Size In Thousands Approximate Weighted Average LTV Trailing 12 Month Net Charge-Offs 16

Credit Quality/Risk Ratings: Management utilizes a numeric risk rating system to identify and quantify the Bank’s risk of loss within its loan portfolio. Ratings are initially assigned prior to funding the loan, and may be changed at any time as circumstances warrant. Ratings range from the highest to lowest quality based on factors that include measurements of ability to pay, collateral type and value, borrower stability and management experience. The Bank’s loan portfolio is presented below in accordance with the risk rating framework that has been commonly adopted by the federal banking agencies. The definitions of the various risk rating categories are as follows: 1 through 4 - Pass. A “Pass” loan means that the condition of the borrower and the performance of the loan is satisfactory or better. 5 - Watch. A “Watch” loan has clearly identifiable developing weaknesses that deserve additional attention from management. Weaknesses that are not corrected or mitigated, may jeopardize the ability of the borrower to repay the loan in the future. 6 - Special Mention. A “Special Mention” loan has one or more potential weakness that deserve management’s close attention. If left uncorrected, these potential weaknesses may result in deterioration of the repayment prospects for the loan or in the institution’s credit position in the future. 7 - Substandard. A “Substandard” loan is inadequately protected by the current net worth and paying capacity of the obligor or the collateral pledged, if any. Assets classified as substandard must have a well-defined weakness, or weaknesses, that jeopardize the liquidation of the debt. They are characterized by the distinct possibility that the Bank will sustain some loss if the deficiencies are not corrected. 8 - Doubtful. A “Doubtful” loan has all the weaknesses inherent in a Substandard loan with the added characteristic that the weaknesses make collection or liquidation in full, on the basis of currently existing facts, conditions and values, highly questionable and improbable. 9 - Loss. Loans classified as “Loss” are considered uncollectible, and their continuance as bankable assets is not warranted. This classification does not mean that the loan has absolutely no recovery or salvage value, and a partial recovery may occur in the future. 17

Below is a breakdown of loans by risk rating as of December 31, 2023:
(in thousands)

	1 to 5	6	7	8	9	TOTAL
Total Loans:						
Commercial/Agricultural real estate:						
Commercial real estate	$ 726,075	$ 9,832	$ 14,624	$ —	$ —	$ 750,531
Agricultural real estate	76,715	6,245	390	—	—	83,350
Multi-family real estate	228,095	—	—	—	—	228,095
Construction and land development	110,628	110	203	—	—	110,941
C&I/Agricultural operating:						
Commercial and industrial	119,442	2,205	19	—	—	121,666
Agricultural operating	24,512	—	1,179	—	—	25,691
Residential mortgage:						
Residential mortgage	125,913	—	3,108	—	—	129,021
Purchased HELOC loans	2,880	—	—	—	—	2,880
Consumer installment:						
Originated indirect paper	6,491	—	44	—	—	6,535
Other consumer	6,158	—	29	—	—	6,187
Gross loans	$ 1,426,909	$ 18,392	$ 19,596	$ —	$ —	$ 1,464,897
Less:						
Unearned net deferred fees and costs and loans in process						(2,900)
Unamortized discount on acquired loans						(1,205)
Allowance for credit losses						(22,908)
Loans receivable, net						$ 1,437,884

Below is a breakdown of loans by risk rating as of September 30, 2023:
(in thousands)

	1 to 5	6	7	8	9	TOTAL
Total Loans:						
Commercial/Agricultural real estate:						
Commercial real estate	$ 729,891	$ 9,313	$ 11,078	$ —	$ —	$ 750,282
Agricultural real estate	77,462	6,611	485	—	—	84,558
Multi-family real estate	219,193	—	—	—	—	219,193
Construction and land development	109,594	111	94	—	—	109,799
C&I/Agricultural operating:						
Commercial and industrial	118,062	2,950	21	—	—	121,033
Agricultural operating	22,124	1,058	1,370	—	—	24,552
Residential mortgage:						
Residential mortgage	122,883	—	3,056	—	—	125,939
Purchased HELOC loans	2,881	—	—	—	—	2,881
Consumer installment:						
Originated indirect paper	7,135	—	40	—	—	7,175
Other consumer	6,413	—	27	—	—	6,440
Gross loans	$ 1,415,638	$ 20,043	$ 16,171	$ —	$ —	$ 1,451,852
Less:						
Unearned net deferred fees and costs and loans in process						(3,048)
Unamortized discount on acquired loans						(1,275)
Allowance for credit losses						(22,973)
Loans receivable, net						$ 1,424,556

18

Below is a breakdown of loans by risk rating as of December 31, 2022: (in thousands) 1 to 5 6 7 8 9 TOTAL Total Loans: Commercial/Agricultural real estate: Commercial real estate $ 712,658 $ 5,771 $ 7,542 $ — $ — $ 725,971 Agricultural real estate 84,215 549 3,144 — — 87,908 Multi-family real estate 208,908 — — — — 208,908 Construction and land development 102,385 — 107 — — 102,492 C&I/Agricultural operating: Commercial and industrial 129,748 5,526 739 — — 136,013 Agricultural operating 26,418 324 2,064 — — 28,806 Residential mortgage: Residential mortgage 101,730 — 3,659 — — 105,389 Purchased HELOC loans 3,262 — — — — 3,262 Consumer installment: Originated indirect paper 10,190 — 46 — — 10,236 Other consumer 7,132 — 18 — — 7,150 Gross loans $ 1,386,646 $ 12,170 $ 17,319 $ — $ — $ 1,416,135 Less: Unearned net deferred fees and costs and loans in process (2,585) Unamortized discount on acquired loans (1,766) Allowance for loan losses (17,939) Loans receivable, net $ 1,393,845 19

Allowance for Credit Losses - Loans (in thousand, except ratios) December 31, 2023 and Three Months Ended September 30, 2023 and Three Months Ended June 30, 2023 and Three Months Ended December 31, 2022 and Three Months Ended Allowance for Credit Losses (“ACL”) ACL - Loans, at beginning of period $ 22,973 $ 23,164 $ 22,679 $ 17,217 Cumulative effect of ASU 2016-13 adoption — — — — Loans charged off: Commercial/Agricultural real estate — — (14) — C&I/Agricultural operating — — — (36) Residential mortgage — (54) (10) — Consumer installment (6) (3) (16) (14) Total loans charged off (6) (57) (40) (50) Recoveries of loans previously charged off: Commercial/Agricultural real estate 253 206 27 62 C&I/Agricultural operating 6 10 16 8 Residential mortgage 2 — 36 — Consumer installment 9 2 10 2 Total recoveries of loans previously charged off: 270 218 89 72 Net loan recoveries/(charge-offs) (“NCOs”) 264 161 49 22 (Reductions) additions to ACL - Loans via provision for credit losses charged to operations (329) (352) 436 700 ACL - Loans, at end of period $ 22,908 $ 22,973 $ 23,164 $ 17,939 Average outstanding loan balance $ 1,458,558 $ 1,435,284 $ 1,414,925 $ 1,399,244 Ratios: NCOs (annualized) to average loans (0.07) % (0.04) % (0.01) % (0.01) % Allowance for Credit Losses - Unfunded Commitments: (in thousands) In addition to the ACL - Loans, the Company has established an ACL - Unfunded Commitments of $1.250 million at December 31, 2023 and $0 at December 31, 2022, classified in other liabilities on the consolidated balance sheets. December 31, 2023 and Three Months Ended September 30, 2023 and Three Months Ended June 30, 2023 and Three Months Ended December 31, 2022 and Three Months Ended ACL - Unfunded commitments - beginning of period $ 1,571 $ 1,544 $ 1,530 $ — Cumulative effect of ASU 2016-13 adoption — — — — Additions (reductions) to ACL - Unfunded commitments via provision for credit losses charged to operations (321) 27 14 — ACL - Unfunded commitments - End of period $ 1,250 $ 1,571 $ 1,544 $ — 20

Delinquency Detail
(in thousands)

	30-59 Days Past Due and Accruing	60-89 Days Past Due and Accruing	Greater Than 89 Days Past Due and Accruing	Total Past Due and Accruing	Nonaccrual Loans	Total Past Due Accruing and Nonaccrual Loans	Current	Total Loans
December 31, 2023 (1)								
Commercial/Agricultural real estate:								
Commercial real estate	$ 50	$ 308	$ —	$ 358	$ 10,359	$ 10,717	$ 737,730	$ 748,447
Agricultural real estate	—	—	—	—	391	391	82,766	83,157
Multi-family real estate	—	—	—	—	—	—	228,004	228,004
Construction and land development	—	—	—	—	54	54	110,164	110,218
C&I/Agricultural operating:								
Commercial and industrial	248	—	—	248	—	248	120,942	121,190
Agricultural operating	—	—	—	—	1,180	1,180	24,515	25,695
Residential mortgage:								
Residential mortgage	826	350	387	1,563	1,167	2,730	125,749	128,479
Purchased HELOC loans	117	—	—	117	—	117	2,763	2,880
Consumer installment:								
Originated indirect paper	66	—	—	66	15	81	6,454	6,535
Other consumer	38	—	2	40	18	58	6,129	6,187
Total	$ 1,345	$ 658	$ 389	$ 2,392	$ 13,184	$ 15,576	$1,445,216	$1,460,792
September 30, 2023 (1)								
Commercial/Agricultural real estate:								
Commercial real estate	$ 523	$ —	$ —	$ 523	$ 10,570	$ 11,093	$ 737,025	$ 748,118
Agricultural real estate	36	—	—	36	469	505	83,823	84,328
Multi-family real estate	—	—	—	—	—	—	219,095	219,095
Construction and land development	—	—	—	—	94	94	108,947	109,041
C&I/Agricultural operating:								
Commercial and industrial	—	150	—	150	—	150	120,382	120,532
Agricultural operating	—	—	—	—	1,373	1,373	23,198	24,571
Residential mortgage:								
Residential mortgage	1,049	221	952	2,222	923	3,145	122,203	125,348
Purchased HELOC loans	117	—	—	117	—	117	2,764	2,881
Consumer installment:								
Originated indirect paper	70	—	—	70	26	96	7,079	7,175
Other consumer	36	4	19	59	1	60	6,380	6,440
Total	$ 1,831	$ 375	$ 971	$ 3,177	$ 13,456	$ 16,633	$1,430,896	$1,447,529

(1) Current year balances are at amortized cost.

21

Delinquency Detail (Continued)
(in thousands)

	30-59 Days Past Due and Accruing	60-89 Days Past Due and Accruing	Greater Than 89 Days Past Due and Accruing	Total Past Due and Accruing	Nonaccrual Loans	Total Past Due Accruing and Nonaccrual Loans	Current	Total Loans
June 30, 2023 (1)								
Commercial/Agricultural real estate:								
Commercial real estate	$ 127	$ —	$ —	$ 127	$ 11,359	$ 11,486	$ 718,905	$ 730,391
Agricultural real estate	—	—	—	—	1,712	1,712	85,247	86,959
Multi-family real estate	—	—	—	—	—	—	208,109	208,109
Construction and land development	—	—	—	—	94	94	104,797	104,891
C&I/Agricultural operating:								
Commercial and industrial	—	—	—	—	4	4	133,244	133,248
Agricultural operating	15	—	—	15	1,436	1,451	22,930	24,381
Residential mortgage:								
Residential mortgage	973	757	492	2,222	1,029	3,251	115,867	119,118
Purchased HELOC loans	456	—	—	456	—	456	2,760	3,216
Consumer installment:								
Originated indirect paper	17	—	—	17	27	44	8,145	8,189
Other consumer	20	6	—	26	2	28	6,458	6,486
Total	$ 1,608	$ 763	$ 492	$ 2,863	$ 15,663	$ 18,526	$1,406,462	$1,424,988
December 31, 2022								
Commercial/Agricultural real estate:								
Commercial real estate	$ 202	$ 88	$ —	$ 290	$ 5,736	$ 6,026	$ 719,945	$ 725,971
Agricultural real estate	4,992	—	—	4,992	2,742	7,734	80,174	87,908
Multi-family real estate	—	—	—	—	—	—	208,908	208,908
Construction and land development	3,975	—	—	3,975	—	3,975	98,517	102,492
C&I/Agricultural operating:								
Commercial and industrial	—	26	—	26	552	578	135,435	136,013
Agricultural operating	826	—	—	826	890	1,716	27,090	28,806
Residential mortgage:								
Residential mortgage	767	479	236	1,482	1,253	2,735	102,654	105,389
Purchased HELOC loans	—	—	—	—	—	—	3,262	3,262
Consumer installment:								
Originated indirect paper	15	—	—	15	27	42	10,194	10,236
Other consumer	39	2	10	51	4	55	7,095	7,150
Total	$ 10,816	$ 595	$ 246	$ 11,657	$ 11,204	$ 22,861	$1,393,274	$1,416,135

(1) Current year balances are at amortized cost.

22

Nonaccrual Loans Roll forward (in thousands) Quarter Ended December 31, 2023 September 30, 2023 June 30, 2023 March 31, 2023 December 31, 2022 Balance, beginning of period $ 13,456 $ 15,663 $ 10,410 $ 11,204 $ 10,772 Additions 538 33 7,826 154 1,039 Charge offs — (53) (23) (49) (37) Transfers to OREO (23) — (110) (25) — Return to accrual status — (190) — (252) — Payments received (781) (1,994) (2,429) (527) (561) Other, net (6) (3) (11) (95) (9) Balance, end of period $ 13,184 $ 13,456 $ 15,663 $ 10,410 $ 11,204 Other Real Estate Owned Roll forward (in thousands) Quarter Ended December 31, 2023 September 30, 2023 June 30, 2023 March 31, 2023 December 31, 2022 Balance, beginning of period $ 1,046 $ 1,199 $ 1,113 $ 1,265 $ 1,584 Loans transferred in 23 — 110 25 — Branch properties transferred in 724 — — — 1,041 Branch properties sales — — — (130) (1,360) Sales — (25) (33) (48) — Write-downs — (128) — — — Other, net 2 — 9 1 — Balance, end of period $ 1,795 $ 1,046 $ 1,199 $ 1,113 $ 1,265 23

The amortized cost, estimated fair value and related unrealized gains and losses on securities available for sale and held to maturity as of December 31, 2023 and December 31, 2022, respectively, were as follows: (in thousands) Available for sale securities Amortized Cost Gross Unrealized Gains Gross Unrealized Losses Estimated Fair Value December 31, 2023 U.S. government agency obligations $ 16,655 $ 77 $ 156 $ 16,576 Mortgage-backed securities 91,091 — 17,611 73,480 Corporate debt securities 47,158 6 5,990 41,174 Asset-backed securities 24,840 12 339 24,513 Total available for sale securities $ 179,744 $ 95 $ 24,096 $ 155,743 December 31, 2022 U.S. government agency obligations $ 18,373 $ 173 $ 233 $ 18,313 Mortgage-backed securities 97,458 — 18,848 78,610 Corporate debt securities 44,636 — 4,385 40,251 Asset-backed securities 29,877 — 1,060 28,817 Total available for sale securities $ 190,344 $ 173 $ 24,526 $ 165,991 (in thousands) Held to maturity securities Amortized Cost Gross Unrealized Gains Gross Unrealized Losses Estimated Fair Value December 31, 2023 Obligations of states and political subdivisions $ 600 $ — $ 35 $ 565 Mortgage-backed securities 90,629 6 17,938 72,697 Total held to maturity securities $ 91,229 $ 6 $ 17,973 $ 73,262 December 31, 2022 Obligations of states and political subdivisions $ 600 $ — $ 54 $ 546 Mortgage-backed securities 95,779 7 19,553 76,233 Total held to maturity securities $ 96,379 $ 7 $ 19,607 $ 76,779 The composition of our available for sale portfolios by credit rating as of the dates indicated below was as follows: (in thousands) December 31, 2023 December 31, 2022 Available for sale securities Amortized Cost Fair Value Amortized Cost Fair Value U.S. government agency $ 98,977 $ 81,351 $ 112,477 $ 93,669 AAA 9,695 9,508 8,640 8,334 AA 23,913 23,709 24,591 23,737 A 8,200 7,292 5,700 5,133 BBB 38,959 33,883 38,936 35,118 Non-rated — — — — Total available for sale securities $ 179,744 $ 155,743 $ 190,344 $ 165,991 24

The composition of our held to maturity portfolio by credit rating as of the dates indicated was as follows: (in thousands) December 31, 2023 December 31, 2022 Held to maturity securities Amortized Cost Fair Value Amortized Cost Fair Value U.S. government agency $ 90,629 $ 72,697 $ 95,779 $ 76,233 AAA — — — — AA — — — — A 600 565 600 546 Total $ 91,229 $ 73,262 $ 96,379 $ 76,779 On July 23, 2021, the Board of Directors adopted a share repurchase program, pursuant to which Citizens Community Bancorp, Inc. is authorized to repurchase 532,962 shares of its common stock, or approximately 5% of the outstanding shares on that date. As of the beginning of the quarter ended December 31, 2023, 229 thousand shares were available for purchase under the share repurchase program. During the quarter ended December 31, 2023, 27 thousand shares were repurchased under the program. As of December 31, 2023, an additional 202 thousand shares remain available for repurchase under the program. Earnings Per Share (Amounts in thousands, except per share data) Three Months Ended Twelve Months Ended December 31, 2023 September 30, 2023 December 31, 2022 December 31, 2023 December 31, 2022 Basic Net income attributable to common shareholders $ 3,693 $ 2,498 $ 4,696 $ 13,059 $ 17,761 Weighted average common shares outstanding 10,456 10,470 10,453 10,469 10,505 Basic earnings per share $ 0.35 $ 0.24 $ 0.45 $ 1.25 $ 1.69 Diluted Net income attributable to common shareholders $ 3,693 $ 2,498 $ 4,696 $ 13,059 $ 17,761 Weighted average common shares outstanding 10,456 10,470 10,453 10,469 10,505 Add: Dilutive stock options outstanding 1 — 7 1 9 Average shares and dilutive potential common shares 10,457 10,470 10,460 10,470 10,514 Diluted earnings per share $ 0.35 $ 0.24 $ 0.45 $ 1.25 $ 1.69 Common stock issued and outstanding 10,441 10,468 10,425 10,441 10,425 25

Economic Value of Equity Percent Change in Economic Value of Equity (EVE) Change in Interest Rates in Basis Points (“bp”) Rate Shock in Rates (1) At December 31, 2023 At December 31, 2022 +300 bp 0% 0% +200 bp 0% 0% +100 bp 0% 0% -100 bp 0% (1) % -200 bp (2) % (4) % Net Interest Income Over One Year Horizon Percent Change in Net Interest Income Over One Year Horizon Change in Interest Rates in Basis Points (“bp”) Rate Shock in Rates (1) At December 31, 2023 At December 31, 2022 +300 bp (13) % (3) % +200 bp (8) % (2) % +100 bp (4) % (1) % -100 bp 4% 1% -200 bp 7% 2% 26

CITIZENS COMMUNITY FEDERAL N.A. Selected Capital Composition Highlights December 31, 2023 (unaudited) September 30, 2023 (unaudited) June 30, 2023 (unaudited) December 31, 2022 (audited) To Be Well Capitalized Under Prompt Corrective Action Provisions Tier 1 leverage ratio (to adjusted total assets) 11.5% 11.6% 11.7% 11.5% 5.0% Tier 1 capital (to risk weighted assets) 13.4% 13.3% 13.5% 13.0% 8.0% Common equity tier 1 capital (to risk weighted assets) 13.4% 13.3% 13.5% 13.0% 6.5% Total capital (to risk weighted assets) 14.6% 14.6% 14.7% 14.2% 10.0% CITIZENS COMMUNITY BANCORP, INC. Selected Capital Composition Highlights December 31, 2023 (unaudited) September 30, 2023 (unaudited) June 30, 2023 (unaudited) December 31, 2022 (audited) For Capital Adequacy Purposes Tier 1 leverage ratio (to adjusted total assets) 8.9% 8.7% 8.6% 8.5% 4.0% Tier 1 capital (to risk weighted assets) 10.3% 10.0% 9.9% 9.7% 6.0% Common equity tier 1 capital (to risk weighted assets) 10.3% 10.0% 9.9% 9.7% 4.5% Total capital (to risk weighted assets) 14.7% 14.4% 14.3% 14.0% 8.0% 27

Fair Value Accounting ASC Topic 820-10, “Fair Value Measurements and Disclosures” establishes a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The topic describes three levels of inputs that may be used to measure fair value: Level 1- Quoted prices (unadjusted) for identical assets or liabilities in active markets that the Company has the ability to access as of the measurement date. Level 2- Significant other observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 3- Significant unobservable inputs that reflect the Company’s assumptions about the factors that market participants would use in pricing an asset or liability. A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input within the valuation hierarchy that is significant to the fair value measurement. The fair value of securities available for sale is determined by obtaining market price quotes from independent third parties wherever such quotes are available (Level 1 inputs); or matrix pricing, which is a mathematical technique widely used in the industry to value debt securities without relying exclusively on quoted prices for the specific securities but rather by relying on the securities’ relationship to other benchmark quoted securities (Level 2 inputs). Where such quotes are not available, we utilize independent third party valuation analysis to support our own estimates and judgments in determining fair value (Level 3 inputs). Fair Value Table The table below represents what we would receive to sell an asset or what we would have to pay to transfer a liability in an orderly transaction between market participants at the measurement date. The carrying amount and estimated fair value of the Company’s financial instruments as of the dates indicated below were as follows: December 31, 2023 Valuation Method Used Carrying Amount Estimated Fair Value Financial assets: Cash and cash equivalents (Level I) $ 37,138 $ 37,138 Other interest-bearing deposits (Level II) — — Securities available for sale “AFS” (Level II) 155,743 155,743 Securities held to maturity “HTM” (Level II) 91,229 73,262 Equity investments (Level I) 557 557 Equity investments valued at NAV(1) N/A 2,727 2,727 Other investments (Level II) 15,725 15,725 Loans receivable, net (Level III) 1,437,884 1,374,387 Loans held for sale - Residential mortgage (Level I) 1,134 1,134 Loans held for sale - SBA /FSA (Level II) 4,639 4,639 Mortgage servicing rights (Level III) 3,865 5,589 Accrued interest receivable (Level I) 5,409 5,409 Financial liabilities: Deposits (Level III) $ 1,519,092 $ 1,517,361 FHLB advances (Level II) 79,530 79,087 Other borrowings (Level II) 67,465 59,125 Accrued interest payable (Level I) 3,175 3,175 (1) Investments valued at NAV are excluded from being reported under the fair value hierarchy but are presented to permit reconciliation with the balance sheet in accordance with ASC 820-10-35-54B. 28